SECOND QUARTER 2015 RESULTS Willis Group Holdings July, 2015 Exhibit 99.2

Important disclosures regarding forward-looking statements

This
presentation
contains
certain
“forward-looking
statements”
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
which
are
intended
to
be
covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook,
potential
cost
savings
and
accelerated
adjusted
operating
margin
and
adjusted
earnings
per
share
growth,
future
capital
expenditures,
growth
in
commissions
and
fees,
business
strategies,
competitive
strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’,
‘believe’ , ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There
are
important
uncertainties,
events
and
factors
that
could
cause
our
actual
results
or
performance
to
differ
materially
from
those
in
the
forward-looking
statements
contained
in
this
document,
including
the
following: the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current global economic conditions on our results of operations and financial condition, including as a result of those associated with the Eurozone, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and fully realize anticipated benefits of our growth strategy and revenue generating initiatives; our ability to implement and realize anticipated benefits of any cost-savings
or
operational
improvement
initiative,
including
our
ability
to
achieve
expected
savings
and
other
benefits
from
the
multi-year
Operational
Improvement
Program
as
a
result
of
unexpected
costs
or
delays
and
demand
on
managerial,
operational
and
administrative
resources
and/or
macroeconomic
factors
affecting
the
program
as
well
as
the
impact
of
the
program
on
business
processes
and
competitive
dynamics;
our
ability
to
consummate
transactions,
including
the
proposed
Towers
Watson
merger
and
the
Gras
Savoye
acquisition;
our
ability
to
obtain
requisite
approvals
and
satisfy
other
conditions
to
the
consummation
of
proposed
transactions,
including
obtaining
regulatory
and
shareholder
approvals
for
the
proposed
Towers
Watson
transaction
and
regulatory
approval
for
the
Gras
Savoye
acquisition;
our
ability
to
successfully
integrate
our
operations
and
employees
with
those
of
Towers
Watson
and
any
acquired
business,
including
Gras
Savoye
and
Miller
Insurance
Services
LLP;
our
ability
to
realize
any
anticipated
benefit
of
any
acquisition
or
other
transaction
in
which
we
may
engage,
including
any
revenue
growth,
operational
efficiencies,
synergies
or
cost
savings;
the
potential
impact
of
the
consummation
of
the
proposed
Towers
Watson
transaction
on
relationships,
including
with
employees,
suppliers,
customers
and
competitors;
the
diversion
of
management’s
time
and
attention
while
the
Towers
Watson
transaction
or
Gras
Savoye
acquisition
is
pending;
the
federal
income
tax
consequences
of
the
Towers
Watson
transaction
and
the
enactment
of
additional
state,
federal,
and/or
foreign
regulatory
and
tax
laws
and
regulations;
volatility
or
declines
in
insurance
markets
and
premiums
on
which
our
commissions
are
based,
but
which
we
do
not
control;
our
ability
to
compete
in
our
industry;
material
changes
in
commercial
property
and
casualty
markets
generally
or
the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business, including at a time when the Company is pursuing various strategic initiatives; our ability to develop new products and services; the practical challenges and costs of complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations and those of any acquired business and the associated risks of non-compliance and regulatory enforcement action; our ability to develop and implement technology solutions and invest in innovative product offerings in an efficient and effective manner; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets;
changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; rating agency actions, including a downgrade to our credit rating, that could inhibit our ability to borrow funds or the pricing thereof and in certain circumstances cause us to offer to buy back some of our debt; our inability to exercise full management control over our associates; our ability to continue to manage our significant indebtedness; the timing or ability to carry out share repurchases and redemptions which is based on many factors, including market conditions, the Company’s financial position, earnings, share price, capital requirements, and other investment opportunities (including mergers and acquisitions and related financings); the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; any material fluctuations in exchange and interest rates that could adversely affect expenses and revenue; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; our involvement in and the results of any regulatory investigations, legal proceedings and other contingencies; our exposure to potential liabilities arising from errors and omissions and other potential claims against us;
underwriting, advisory or reputational risks associated with our business; the interruption or loss of our information processing systems, data security breaches or failure to maintain secure information systems; and
impairment of the goodwill in one of our reporting units, in which case we may be required to record significant charges to earnings.
Although
we
believe
that
the
assumptions
underlying
our
forward-looking
statements
are
reasonable,
any
of
these
assumptions,
and
therefore
also
the
forward-looking
statements
based
on
these
assumptions,
could
themselves
prove
to
be
inaccurate.
In
light
of
the
significant
uncertainties
inherent
in
the
forward-looking
statements
included
in
this
presentation,
our
inclusion
of
this
information
is
not
a
representation
or
guarantee
by
us
that
our
objectives
and
plans
will
be
achieved.
Our
forward-looking
statements
speak
only
as
of
the
date
made
and
we
will
not
update
these
forward-looking
statements
unless
the
securities
laws
require
us
to
do
so.
In
light
of
these
risks,
uncertainties
and
assumptions,
the
forward-looking
events
discussed
in
this
presentation
may
not
occur,
and
we
caution
you
against
unduly
relying
on
these
forward-looking
statements.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For additional information see also Part I, Item 1A “Risk Factors”
included in Willis’ Form 10-K for the year ended December 31, 2014, and our subsequent filings with the Securities and Exchange Commission.  Copies are available online at http://www.sec.gov or on request from the Company.

Important disclosures regarding non-GAAP measures

This presentation contains references to  "non-GAAP financial measures" as defined in Regulation G of SEC rules.  We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed  consolidated  income  statements and balance  sheet  as of  the relevant date.  Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC.  Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.
Definitions of non-GAAP financial measures
We believe that investors’ understanding of the Company’s performance is enhanced by our disclosure of the following non-GAAP financial measures. Our method of calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Organic commissions and fees growth
Organic commissions and fees growth excludes: (i) the impact of foreign currency movements; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; and (iii) the net commission and fee revenues related to operations disposed of in each period presented, from reported commissions and fees growth.
We believe organic growth in commissions  and  fees provides a measure that  the  investment community  may find helpful in assessing  the performance of operations that were part of our business in both the current and prior periods, and provides a measure against which our businesses may be assessed in the future.
Underlying commissions and fees, underlying revenues, underlying  total expenses, underlying salaries  and  benefits, underlying  other operating expenses, underlying operating income, underlying operating margin, underlying EBITDA, underlying net income and underlying earnings per diluted share (“Underlying measures”).
Underlying measures are calculated by excluding restructuring costs related to the Operational Improvement Program, impact from the devaluation of the Venezuelan
Bolivar, gains and losses on disposal of operations, and deferred tax valuation allowances, from the most directly comparable GAAP measures and from second quarter
2015 underlying measures also exclude M&A transaction related costs. Additionally, prior year GAAP measures have been rebased to current period exchange rates to eliminate the year over year impact of foreign currency movements. We believe that excluding such items provides a more complete and consistent comparative analysis of our results of operations.
Organic revenues, organic total expenses, organic salaries and benefits, organic other operating expenses, organic operating income, organic operating margin and organic
EBITDA (“Organic measures”).
Organic measures are calculated by excluding the twelve month impact from acquisitions and disposals (together with the impact of certain items, including foreign currency movements noted above), from the most directly comparable GAAP measures. We believe that excluding these items provides a more complete and consistent comparative analysis of our results of operations.

2Q 2015
Reported EPS
Adjusting
Items
2Q 2015
Underlying
EPS
Taxes
and
Other
Total
Operating
Expenses
Total
Revenues
2Q 2014
Underlying
EPS
Foreign
Currency
Movements
Adjusting
Items
2Q 2014
Reported EPS
2Q 2015 EPS growth
3
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 14
Underlying EPS grew 21% driven by a combination of  top-line growth coupled with expense management initiatives and lower taxes
Adjusting items:
Operational Improvement Program = ($0.15)
Gain on Disposal = $0.02
Devaluation of Venezuelan Bolivar = ($0.01)
M&A transaction-related costs = ($0.06)
+21%
$0.26
$0.20
$0.02
$0.48
$0.20
($0.16)
$0.06
$0.58
$0.38
$0.20
Adjusting items:
Operational Improvement Program = $0.01
Devaluation of Venezuelan Bolivar = $0.07
Deferred tax valuation allowance = $0.12

2Q 2015 Commissions and fees growth

•
Low-single digit declines in Willis Re more than offset strong growth in WCMA and Wholesale business
•
Underlying growth reflects contributions from recent
acquisitions, primarily Miller Insurance Services
•
Positive organic growth driven by strong growth in Willis
International, modest growth in Willis North America;
partially offset by CW&R & GB declines
•
Organic growth across a number of practices including
Human Capital, Transportation and Healthcare
•
Underlying decline reflects recent divestitures of small, non-
core books of business
•
Declines in Retail & P&C offset growth in Financial Lines
•
Reported growth impacted by unfavorable F/X: (5.8)%
•
Biggest driver: GBP: 2Q14 = 1.705; 2Q15 = 1.573 Diff  (8)%
1.6%
5.3%
(1.3)%
Group
Willis GB
Willis Capital,
Wholesale and
Reinsurance
Willis North
America
Reported
Organic
Underlying
Commentary
Willis
International
•
Strong organic growth from LatAm, Asia &  W. Europe
•
Underlying growth reflects strong contribution from M&A
•
Reported growth impacted by unfavorable F/X: (21.3)%
•
Biggest driver: EUR: 2Q14 = 1.365; 2Q15 = 1.110 Diff  (19)%
(2.3)%
(3.3)%
(9.1)%
(2.3)%
3.6%
(1.0)%
2.5%
(2.8)%
(2.3)%
7.1%
27.9%
6.6%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 14

($59)
$787
2Q 2014
Reported
$728
$9
2Q 2014
Underlying
Depreciation
and
Amortization
5.1%
$719
F/X &
Adjusting
Items
2Q 2015
Reported
Other
Operating
Expenses
$817
OIP and
M&A Related
Expenses
$765
Salaries and
Benefits
2Q 2015
Underlying
$49
$716
$6
Achieved 200 bps of positive organic spread (20 bps of positive underlying spread ) driven by ongoing cost management initiatives; Organic expenses reduced versus 2Q 2014
2Q 2015 Total operating expenses
5
$ millions
Acquisition &
Disposals
Acquisitions &
Disposals
Note: Some percentage changes may differ due to rounding
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 14
Organic
Decline
$27
$4
$52
Oper. Improvement Program = $38m
M&A Related Expenses = $14m
F/X = ($56)m
Restructuring Charges = ($3)m
(0.4)%

Organic S&B nearly flat driven by FTE management initiatives and lower pension costs; Underlying
S&B growth driven by acquisitions and disposals
2Q 2015 Salaries and benefits
6
$575
$561
5.1%
2Q 2015
Underlying
2Q 2015
Reported
$560
2Q 2014
Underlying
$533
Salaries and Benefits
$528
$32
$526
$7
Foreign Currency
Movement
($42)
2Q 2014
Reported
Acquisitions &
Disposals
Acquisitions &
Disposals
$ millions
0.4%
Organic
growth
M&A Transaction
Related Expense
$1
Onshore/offshore FTE trends helping to optimize cost structure
2,600
4Q14
17,700
15,700
2,000
2Q14
17,800
1,800
2Q15
18,100
+1.7%
Onshore
Offshore
Total Organic FTEs
Total FTEs (includes acquisitions)
18,300
18,400
19,400
Note: Some percentage changes may differ due to rounding
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 14
15,500
16,000
$27

2Q 2015 organic metrics
Good revenue growth and organic expense management driving improved organic metrics

$ millions
2Q 2015
2Q 2014
17.8%
Organic Operating Margin
16.2%
2Q15
2Q14
Note: Some percentage changes may differ due to rounding
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 14
Organic Spread
Organic EBITDA
-200
-100
0
100
200
-160
-160
90
170
200
2Q14
3Q14
4Q14
1Q15
2Q15
$173
$186
8.0%

Spend
$36
$130
$240
$410
Savings
$11
>$60
$135
$235
>$420
$300
Operational Improvement Program update
8
Original Forecast
2014A
2015E
2016E
2017E
Cumulative
2014-2017E
Annualized
2018+E
$ millions
Spend
$36
$140
$140
$125
$440
Savings
$11
$80
$150
$250
$490
$325
Updated Forecast
2014A
2015E
2016E
2017E
Cumulative
2014-2017E
Annualized
2018+E
$ millions
Annualized savings increased from $300 million to $325 million; FY2015 savings increased  to $80 million from $60 million

Operational Improvement Program Update

Key metrics :
At Inception
2Q15            Target at Completion
•
Ratio of full time employees (FTEs) in higher cost
vs. lower cost near-shore and off-shore centers
•
Ratio of square footage of real estate per FTE
(indexed to 100)
•
Ratio of desks per FTE (indexed to 100)
80:20
100
100
(1)
75:25
(1)
96
98
60:40
85
86
Workforce Location
Relocation of approximately 2,500 support roles to lower cost locations
161
Operational Excellence
Reduction of support roles
81
Real Estate
Lease consolidation in real estate
35
Information Technology
IT applications simplification and rationalization, and  IT workforce, supplier and service optimization
35
Procurement
Reduction in certain expense items through renegotiation with suppliers
13
325
Annualized savings target driven by well defined initiatives in all major workstream segments;
Improving progress shown by all three key accountability metrics
Excludes the impact from acquisitions which were largely in higher cost geographies

APPENDICES

2Q 2015 Other operating expenses

Ongoing expense management reflected in 1.6% organic decline; Underlying growth driven by acquisitions and disposals
Other Operating
Expenses
2Q 2015
Reported
$179
3.7%
2Q 2015
Underlying
$166
$157
$9
2Q 2014
Underlying
$160
$159
$1
Foreign Currency
Movement
($13)
2Q 2014
Reported
$173
Acquisitions &
Disposals
Acquisitions &
Disposals
$ millions
Organic
decline
$13
M&A Transaction
Related Expense
$6
Note: Some percentage changes may differ due to rounding
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 14
(1.6)%

Segment Structure

Willis Re
Willis Capital Markets &
Advisory
Wholesale businesses
(e.g., Miller)
Willis Portfolio and
Underwriting Services
Segment structure from January 1, 2015
Willis GB
Willis North America
Willis International
Willis Capital, Wholesale
and Reinsurance
Comprises Willis’s
Great Britain-based
Specialty and Retail
businesses
Focused on serving
corporate clients,
delivering full range of
Willis expertise across
Great Britain
Focused on serving
corporate clients,
delivering full range of
Willis expertise across
the United States and
Canada
Focused on serving
corporate clients,
delivering full range of
Willis expertise across
Asia, CEMEA, Latin
America and Western
Europe
Upon closing of
transaction, 100% of
Gras Savoye
operations will be
included

Important disclosures regarding non-GAAP measures

Reported commissions and fees growth to underlying and organic measures
(1) Percentages may differ due to rounding.
2015
2014
Change
(1)
Foreign
currency
translation
Underlying
commissions
and fees
growth
Acquisitions
and
disposals
Organic
commissions
and fees
growth
($ millions)
%
%
%
%
%
Three months ended June 30, 2015
Willis GB
$170
$187
(9.1)
(5.8)
(3.3)
(1.0)
(2.3)
Willis Capital, Wholesale and
Reinsurance
190
192
(1.0)
(4.6)
3.6
5.9
(2.3)
Willis North America
314
323
(2.8)
(0.5)
(2.3)
(4.8)
2.5
Willis International
243
228
6.6
(21.3)
27.9
20.8
7.1
Total
$917
$930
(1.3)
(6.6)
5.3
3.7
1.6

Important disclosures regarding non-GAAP measures

Operating income to underlying and organic operating income
Note: For prior periods, underlying measures have been rebased to current period exchange rates to remove the impact of foreign currency movements when comparing periods. In the second quarter 2015, the definition of underlying measures was modified to exclude the impact from M&A transaction-related costs. Prior period results, which include
$7
million
of
such
expenses
in
the
first
quarter
of
2015
and
a
de
minimis
amount
(approximately
$1
million)
of
such
expenses
in
the
second
quarter
of
2014,
have
not
been restated. Full year results will be presented in line with the updated definition.
2014
2015
(In millions)
2Q
2Q
Total revenue
$935
$922
excluding:
Foreign currency movements
(59)
-
Underlying revenue
$876
$922
Net revenue from acquisitions and disposals
(18)
(51)
Organic revenue
$858
$871
Operating income
$148
$105
excluding:
Restructuring costs
3
38
M&A transaction related costs
-
14
Foreign currency movements
(3)
-
Underlying operating income
$148
$157
Net operating income from acquisitions and
disposals
(9)
(2)
Organic operating income
$139
$155
Operating margin (operating income as a
percentage of total revenue)
15.8%
11.4%
Underlying operating margin (underlying operating
income as a percentage of underlying total revenue)
16.9%
17.0%
Organic operating margin (organic operating income
as a percentage of organic total revenue)
16.2%
17.8%

Important disclosures regarding non-GAAP measures

Net income (loss) to underlying net income
Note: For prior periods, underlying measures have been rebased to current period exchange rates to remove the impact of foreign currency movements when comparing periods.
In the second quarter 2015, the definition of underlying measures was modified to exclude the impact from M&A transaction-related costs. Prior period results, which include
$7 million of such expenses in the first quarter of 2015 and a de minimis amount (approximately $1 million) of such expenses in the second quarter of 2014, have not been restated.
Full year results will be presented in line with the updated definition.
2014
2015
(In millions, except per share data)
2Q
2Q
Net income
$47
$70
Excluding the following, net of tax:
Operational improvement program
2
27
M&A transaction related expenses
-
11
Loss (Gain) on disposal of operations
-
(4)
Venezuelan currency devaluation
13
1
Deferred tax valuation allowance
21
-
Foreign currency movements
4
-
Underlying net income
$87
$105
Diluted shares outstanding
182
182
Net income per diluted share
$0.26
$0.38
Underlying net income per diluted share
$0.48
$0.58

Important disclosures regarding non-GAAP measures

Net income to underlying and organic EBITDA
2014
2015
2Q
2Q
Net income attributable to Willis
Group Holdings
$47
$70
Excluding:
Net income attributable to
noncontrolling interests
1
2
Interest in earnings (losses) of
associates, net of tax
3
2
Income taxes
59
19
Interest expense
35
35
Other expense (income), net
3
(23)
Depreciation
24
23
Amortization
12
16
EBITDA
$184
$144
Excluding:
Restructuring costs
3
38
M&A transaction related costs
-
14
Foreign currency movements
(4)
-
Underlying EBITDA
$183
$196
Net EBITDA from acquisitions and
disposals
(10)
(10)
Organic EBITDA
$173
$186
Note: For prior periods, underlying measures have been rebased to current period exchange rates to remove the impact of foreign currency movements when comparing periods. In the second quarter 2015, the definition of underlying measures was modified to exclude the impact from M&A transaction-related costs. Prior period results, which include $7 million of such expenses in the first quarter of 2015 and a de minimis amount (approximately $1 million) of such expenses in the second quarter of 2014, have not been restated. Full year results will be presented in line with the updated definition.

Important disclosures regarding non-GAAP measures

Reported total expenses, salaries and benefits and other operating expenses to underlying and organic measures
2014
2015
(In millions)
2Q
2Q
Reported total expenses
$787
$817
Excluding:
Restructuring costs
(3)
(38)
M&A transaction related expenses
-
(14)
Foreign currency movements
(56)
-
Underlying total expenses
$728
$765
Net expenses from acquisitions and disposals
(9)
(49)
Organic total expenses
$719
$716
Reported salaries and benefits
$575
$561
Excluding:
M&A transaction related expenses
-
(1)
Foreign currency movements
(42)
-
Underlying salaries and benefits
$533
$560
Net expenses from acquisitions and disposals
(7)
(32)
Organic Salaries and benefits
$526
$528
Reported other operating expenses
$173
$179
Excluding:
M&A transaction related expenses
-
(13)
Foreign currency movements
(13)
-
Underlying  other operating expenses
$160
$166
Net expenses from acquisitions and disposals
(1)
(9)
Organic  other operating expenses
$159
$157
Note: For prior periods, underlying measures have been rebased to current period exchange rates to remove the impact of foreign currency movements when comparing periods. In the second quarter 2015, the definition of underlying measures was modified to exclude the impact from M&A transaction-related costs. Prior period results, which include $7 million of such expenses in the first quarter of 2015 and a de minimis amount (approximately $1 million) of such expenses in the second quarter of 2014, have not been restated. Full year results will be presented in line with the updated definition.

IR Contacts Media Contact Peter Poillon Tel: +1 212 915-8084 Email: peter.poillon@willis.com 18 Juliet Massey Tel: +44 7984 156 739 Email: juliet.massey@willis.com